Daily Income Fund U.S. Government Portfolio

Institutional Class Shares (“Institutional Shares”) – No Ticker Symbol

SUMMARY PROSPECTUS

July 29, 2010, as amended November 22, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RNT/DIF_Institutional. You can also get this information at no cost by calling 1-800-994-6260 or by sending an e-mail request to rntfulfillment@rrd.com.

The Fund’s Prospectus and SAI, both dated July 29, 2010, as amended November 22, 2010, and the Fund’s most recent shareholder report, dated March 31, 2010, are all incorporated by reference into this Summary Prospectus.

:	Investment Objective

The investment objective of the U.S. Government Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There is no assurance that the Portfolio will achieve its investment objective.

:	Fees and Expenses of the U.S. Government Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the U.S. Government Portfolio.

	U.S. Government Portfolio Institutional Shares
SHAREHOLDER FEES
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.12%
Distribution and Service (12b-1) Fees		0.00%
Other Expenses (includes Administration Fees listed below)		0.15%
Administration Fees	0.05%

Total Annual Fund Operating Expenses		0.27%

1411 BROADWAY, 28th FLOOR

NEW YORK, NY 10018-3450

(212) 830-5345

(800) 433-1918 (Toll Free)

EXAMPLE

This Example is intended to help you compare the cost of investing in the Institutional Shares of the U.S. Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares of the U.S. Government Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Shares of the U.S. Government Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Government Portfolio – Institutional Shares:	$28	$87	$152	$343

:	Principal Investment Strategies

The Fund seeks to maintain investment portfolios with a dollar-weighted average maturity of 60 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share. The U.S. Government Portfolio seeks to achieve its objective by investing at least 80% of its net assets in short-term, marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, (“Government Securities”) with maturities of 397 days or less, and repurchase agreements which are collateralized by the foregoing securities. For purposes of this test only, net assets include borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The U.S. Government Portfolio may also invest in loan participation interests where the borrower is the U.S. Government, or its agencies or instrumentalities.

The Fund’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

:	Principal Risks

•	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

•	The amount of income the Fund generates will vary with changes in prevailing interest rates.

•	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

•

The U.S. Government Portfolio is exposed to the credit risk of the institutions that issue Government Securities. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the Fund.

•	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

:	Risk/Return Bar Chart and Table

The following performance information provides some indication of the risks of investing in the Institutional Shares of the U.S. Government Portfolio. The bar chart shows changes in the average annual total returns of the Institutional Shares of the U.S. Government Portfolio’s performance from year to year. The table shows the

Institutional Shares of the U.S. Government Portfolio’s average annual total returns for the one year and since inception periods. The historical performance of the Advantage Shares, which are not offered in this prospectus, is used to calculate the performance for the Institutional Shares for the period of December 11, 2008 through May 5, 2009, when the Institutional Shares were not active. All of the classes of the U.S. Government Portfolio’s shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. The actual performance of the Institutional Shares would have been higher than the Advantage Shares performance due to their lower fees and expenses. While analyzing this information, please note that the Portfolio’s past performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Institutional Shares of the U.S. Government Portfolio is available by calling the Fund toll free at (800) 433-1918.

U.S. Government Portfolio – Institutional Shares

As of June 30, 2010, the U.S. Government Portfolio Institutional Shares had a year-to-date return of 0.02%.

The U.S. Government Portfolio Institutional Shares’ highest quarterly return was 1.27% for the quarter ended June 30, 2007; the lowest quarterly return was 0.00% for the quarter ended March 31, 2010.

Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service and, therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

Average Annual Total Returns – For the period ended December 31, 2009

Institutional Shares
One Year	0.35%
Since Inception*	2.59%

*	The U.S. Government Portfolio Institutional Shares commenced operations on October 30, 2006, and were fully redeemed on December 11, 2008. It became active again on May 5, 2009. The performance information shown in the Average Annual Return Table above includes performance of the U.S. Government Portfolio Advantage Shares for the inactive period.

:	Management

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Portfolio’s investment manager.

:	Purchase and Sale of Fund Shares

You may purchase, exchange or redeem U.S. Government Portfolio Institutional Shares on any business day by written request via mail (Daily Income Fund, c/o Reich & Tang, 1411 Broadway – 28th Floor, New York, NY 10018-3450), by bank wire, by electronic funds transfer or through a financial intermediary. The minimum initial investment amount is $1,000,000 and the minimum amount for subsequent investments is $10,000.

:	Tax Information

The Portfolio’s distributions are taxable as ordinary income, except when your investment is through an IRA, 401(k) plan or other tax-advantaged plan.

:	Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and/or its Manager may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

G.INS – 23380W796–SP11_10

Daily Income Fund U.S. Government Portfolio

Institutional Class Shares

Summary Prospectus

July 29, 2010,

as amended November 22, 2010